(ICON)

Prudential
MoneyMart
Assets, Inc.

SEMI
ANNUAL
REPORT

June 30, 1999

(LOGO)

Portfolio Manager's Report
-------------------------------------------------------------------------------
(PHOTO)

Joseph M. Tully
Fund Manager

Investment Goals and Style

Prudential MoneyMart Assets seeks maximum current income consistent with stability of capital and the maintenance of liquidity. The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, major corporations and commercial banks of the United States and abroad. Maturities can range from one day to 13 months. We typically purchase only securities rated in one of the two highest categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

Performance at a Glance
Money market participants spent much of the first half of 1999 agonizing over whether increases in the Federal funds rate (the rate U.S. banks charge each other for overnight loans) were imminent, or even warranted. On June 30, 1999, the Federal Reserve decided to raise the key rate. In anticipation of this move, investors repeatedly drove money market yields higher. Prudential MoneyMart Assets benefited from this trend because we locked in attractive yields on one-year securities when we felt market sentiment was too pessimistic. We also bought adjustable-rate securities. These purchases helped the Fund provide competitive yields and a stable $1 net asset value during the first half of this year.

Fund Facts                            As of 6/30/99

                                7-Day         Net Asset      Weighted Avg.     Net Assets
                           Current Yield*    Value (NAV)    Maturity (WAM)       (Millions)
Class A                         4.44%          $1             78 days           $6,240
Class Z                         4.56%          $1             78 days           $  210
IBC Financial Data Money
Fund Avg. (General Purpose)**   4.27%          $1             56 days             N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

* Class Z shares are not subject to a distribution fee.

** International Business Communications (IBC) Financial Data reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the IBC Money Fund Average (General Purpose - Taxable 1st & 2nd Tier) category as of June 29, 1999, the closest date to the end of our reporting period.


Money Fund Yield Comparison
          (GRAPH)

Market Review
Rise in money market yields created buying opportunities
The U.S. economy raced along at a surprisingly brisk clip in the first six months of 1999. Such strong economic growth can ignite higher inflation which, if left unchecked, could eventually derail the economic expansion. As a result, many investors began to fear that the Federal Reserve would raise the Federal funds rate to cool down the economy. Anticipation of an increase in the Federal funds rate led investors to push up money market yields. For example, the 12-month London Interbank Offered Rate (LIBOR) climbed from approximately 5.00% at the beginning of February 1999 to roughly 5.40% in early March. (LIBOR is a widely quoted money market yield.) Because we did not believe a change in U.S. monetary policy was imminent, we viewed this trend as a buying opportunity and locked in attractive yields on one-year debt securities of banks and corporations that pay a fixed interest rate.

We avoided buying securities during a brief decline in money market yields Meanwhile, we had avoided purchasing shorter-term debt securities that would mature between mid-April and early May of 1999 because the federal government was scheduled to retire approximately $90 billion of U.S. Treasury bills. During that time, investors scurried about in search of alternative investments, which left money market yields hovering at low levels. Fortunately, we anticipated this development and did not have to reinvest significant amounts of cash with yields at such unattractive levels.

Money market yields had also lingered at low levels because a spate of benign U.S. inflation data and moderate gains in employment allayed fears of a tighter monetary policy. But this proved to be a temporary reprieve. The unrelenting strength of the U.S. economy, higher oil prices, and a larger-than-expected increase in a key inflation barometer that was reported in mid-May reawakened concerns that an increase in the Federal funds rate was just around the corner. Moreover, a statement released after Federal Reserve policy makers met in mid-May said they were leaning toward increasing short-term rates due to the potential buildup in inflationary pressures.

The long-awaited Federal funds rate increase finally occurred
Not surprisingly, money market yields began to climb sharply in the latter half of May. Many market participants now expected the Federal Reserve to implement an aggressive

            (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Review Cont'd.
-------------------------------------------------------------------------------
program of interest rate increases. We believed any upside move in rates would be limited, and that market sentiment was overly pessimistic. Therefore, we took advantage of this rise in yields by purchasing one-year bank and corporate securities that pay fixed interest rates, along with adjustable-rate securities whose rates reset either on a monthly or quarterly basis. These securities provide the Fund some protection against any further increase in money market yields since their rates will reset to higher levels if yields continue to climb.

Our purchases extended the Fund's weighted average maturity (WAM) until its WAM was significantly longer than that of its competition. WAM takes into account the maturity level of each security held by a fund. It is the measurement tool that determines a fund's sensitivity to fluctuations in interest rates. In hindsight, the Fund's performance would have benefited even more had we purchased the one-year securities toward the end of June when money market yields peaked for the six-month period. On June 30, 1999, the Federal Reserve raised the Federal funds rate by a quarter of a percentage point to 5.00% and signaled that no additional moves were likely in the immediate future. This was the first increase since March 25, 1997.

Looking Ahead
Fed may move again in 1999
We believe the Federal Reserve might raise the Federal funds rate a second time this summer or in early fall if the economy continues to grow at a very rapid pace. However, we also believe the likelihood of another rate increase later in the year dwindles due to the U.S. central bank's concerns about the potential year 2000 computer problem. We will look to extend the Fund's WAM only when we feel market sentiment is overly pessimistic regarding the outlook for higher short-term interest rates.
                                     2

A Message from the Fund's President                             August 10, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
I am pleased to report that Prudential MoneyMart Assets provided competitive yields and a stable $1 net asset value during the six-month reporting period that ended June 30, 1999. On that date, its Class A shares' seven-day current yield was 4.44%, slightly above the 4.27% for the average money market fund tracked by IBC Financial Data.

During the first half of 1999, the strength of the U.S. economy and the prospects of recovering international economies stoked inflation fears. Since rising inflation erodes the value of bonds' fixed interest payments, investors demanded higher yields on money market securities and most longer-term debt securities. Amid these changing market conditions, the Fund's Portfolio Manager Joe Tully was able to take advantage of attractive buying opportunities that helped the Fund outperform the average money market fund.

In the following report, Joe takes a closer look at money market events that took place during the six-month reporting period and explains how he positioned Prudential MoneyMart Assets accordingly.

Diversification Is Key
While the bond market was experiencing some turbulence, the stock market was reaching new highs as a broader group of stocks started to benefit from encouraging global economic news. This disparity not only highlights the value of professional portfolio management, it illustrates why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, international and domestic bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Your Prudential professional can help you conduct this review and make sure your investment strategies are on course.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President and Chief Investment Officer
Prudential MoneyMart Assets, Inc.

Portfolio of Investments as of
June 30, 1999 (Unaudited)                     PRUDENTIAL MONEYMART ASSETS, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Bank Notes--10.5%
             Comerica Detroit Michigan Corp.
$   85,000   4.855%, 7/13/99                      $   84,948,054
             FCC National Bank
    34,000   4.90%, 12/16/99                          33,992,446
    65,000   4.885%, 12/16/99                         64,981,226
             First Union National Bank(b)
    86,000   4.925%, 7/8/99                           86,000,000
    67,000   4.99375%, 7/21/99                        67,000,000
             Key Bank N.A.
    27,000   5.10875%, 6/24/99                        26,986,942
     7,000   5.05%, 7/19/99                            7,005,396
    44,000   5.035%, 9/14/99                          43,975,216
             Nationsbank N.A.
    48,000   5.08%, 8/16/99                           48,000,000
    92,000   4.90%, 12/14/99                          91,979,802
             United States Bank National
                Association Minneapolis
    21,000   5.0225%, 6/26/00                         20,989,796
    54,000   4.97125%, 7/21/00                        53,971,940
    48,000   4.91%, 7/26/99                           47,967,778
                                                  --------------
                                                     677,798,596
------------------------------------------------------------
Certificates Of Deposit - Domestic--7.3%
             Canadian Imperial Bank of Commerce
   300,000   5.08%, 8/23/99                          300,000,000
             First National Bank Chicago
                Illinois
   100,000   5.47%, 6/2/00                            99,973,404
             Morgan Guaranty Trust Co.
    70,000   5.12%, 8/23/99                           70,000,000
                                                  --------------
                                                     469,973,404
------------------------------------------------------------
Certificates Of Deposit - Eurodollar--2.8%
             Abbey National Treasury Services
                PLC
   180,000   5.23%, 9/1/99                           180,000,000
Certificates Of Deposit - Yankee--10.7%
             ABN-Amro Bank
$   69,000   4.88%, 12/22/99                      $   68,977,771
    95,000   4.92%, 12/23/99                          94,978,017
             Bayerische Landesbank Girozentrale
   150,000   4.885%, 12/20/99                        149,955,655
             Deutsche Bank
    50,000   5.60%, 6/14/00                           49,977,080
             UBS AG Stamford Branch
                Institutional Certificate
    48,000   5.08%, 1/18/00                           47,992,361
   100,000   5.16%, 2/28/00                           99,974,468
    47,000   5.29%, 5/18/00                           46,976,078
   130,000   5.29%, 5/19/00                          129,933,627
                                                  --------------
                                                     688,765,057
------------------------------------------------------------
Commercial Paper--49%
             American General Finance Corp.
    50,000   4.81%, 8/10/99                           49,732,778
             American Honda Finance Corp.
    24,575   5.00%, 7/20/99                           24,510,149
             Associates First Capital Corp.
    23,000   5.05%, 8/13/99                           22,861,265
    50,000   5.06%, 8/17/99                           49,669,694
             BankAmerica Corp.
    30,000   4.79%, 10/6/99                           29,612,808
    33,000   4.94%, 11/22/99                          32,347,920
             Barton Capital Corp.
    13,901   5.06%, 7/15/99                           13,873,646
             BBL North America Funding Corp.
    29,000   5.03%, 8/17/99                           28,809,559
             Blue Ridge Asset Funding Corp.
    12,000   5.06%, 7/14/99                           11,978,073

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of
June 30, 1999 (Unaudited)                     PRUDENTIAL MONEYMART ASSETS, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             BMW US Capital Corp.
$   30,000   5.03%, 8/17/99                       $   29,802,992
    27,000   5.03%, 8/18/99                           26,818,920
             Bradford & Bingley Building
                Society
    10,000   4.88%, 8/24/99                            9,926,800
             Ciesco L.P.
    27,000   5.07%, 8/10/99                           26,847,900
    97,000   5.25%, 8/19/99                           96,306,854
             CIT Group Holdings, Inc.
    18,000   5.03%, 7/22/99                           17,947,185
    19,000   5.03%, 8/16/99                           18,877,883
             Clark County Arkansas Solid Waste
                Disposal
   119,170   5.75%, 7/1/99                           119,170,000
             Colonial Pipeline Co.
     6,000   5.05%, 8/18/99                            5,959,600
             Commercial Credit Co.
     8,000   5.02%, 7/23/99                            7,975,458
    25,000   5.03%, 7/23/99                           24,923,153
    12,484   5.03%, 7/26/99                           12,440,393
             Countrywide Home Loan, Inc.
    16,000   5.05%, 7/12/99                           15,975,311
    14,000   5.08%, 8/16/99                           13,909,124
    16,000   5.08%, 8/20/99                           15,887,111
             CXC, Inc.
    17,000   5.08%, 8/24/99                           16,870,460
             DaimlerChrysler North America
                HLDGS
    80,000   5.04%, 8/4/99                            79,619,200
    57,000   5.13%, 8/26/99                           56,545,140
             Den Denske Corp.
    74,178   5.08%, 8/23/99                           73,623,231
             Edison Asset Securitization
    29,300   4.86%, 9/8/99                            29,027,070
             Enterprise Funding Corp.
$   25,481   5.06%, 7/16/99                       $   25,427,278
    72,268   5.18%, 8/9/99                            71,862,456
             Falcon Asset Securitization Corp.
     8,000   5.04%, 7/26/99                            7,972,000
     4,716   5.15%, 8/9/99                             4,689,689
             Finova Capital Corp.
    15,000   5.35%, 7/14/99                           14,971,021
    14,000   5.06%, 7/19/99                           13,964,580
     5,000   5.06%, 7/21/99                            4,985,944
     8,000   5.12%, 7/26/99                            7,971,556
             First Data Corp.
    17,778   5.04%, 8/17/99                           17,661,021
             Ford Motor Credit Corp.
   204,747   4.81%, 7/8/99                           204,555,505
    73,000   5.02%, 8/20/99                           72,491,028
    47,643   5.03%, 8/24/99                           47,283,534
             GE Capital International Funding
    60,000   5.28%, 2/14/00                           57,993,600
    50,000   5.31%, 2/14/00                           48,318,500
             General Electric Capital Corp.
    86,000   4.90%, 7/19/99                           85,789,300
    49,000   4.82%, 7/23/99                           48,855,668
             General Motors Acceptance Corp.
   193,242   5.04%, 8/23/99                          191,808,144
             Hartford Financial Services
    20,090   5.07%, 7/27/99                           20,016,437
             Household Finance Corp.
    31,000   5.02%, 7/19/99                           30,922,190
             Johnson Controls, Inc.
    36,000   5.00%, 7/30/99                           35,855,000
             Mont Blanc Capital Corp.
    35,000   4.91%, 7/7/99                            34,971,358
    24,000   4.91%, 7/9/99                            23,973,813
             Monte Rosa Capital Corp.
    38,719   5.07%, 7/20/99                           38,615,394
   132,600   5.05%, 7/22/99                          132,209,382
    25,000   5.10%, 8/5/99                            24,876,042
             Morgan Stanley Group, Inc.(b)
    38,000   5.16%, 2/14/00                           38,000,000
             Nationwide Building Society
    50,000   4.88%, 8/24/99                           49,634,000
   150,000   4.88%, 8/26/99                          148,861,333

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of
June 30, 1999 (Unaudited)                     PRUDENTIAL MONEYMART ASSETS, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             Nordbanken North America, Inc.
$   62,000   5.10%, 8/23/99                       $   61,534,483
             Old Line Funding Corp.
    17,000   4.88%, 7/2/99                            16,997,696
    16,797   5.07%, 8/2/99                            16,721,302
    34,000   5.07%, 8/6/99                            33,827,620
             Petrofina Deleware, Inc.
     9,000   5.00%, 7/9/99                             8,990,000
             PNC Funding Corp.
    22,000   5.10%, 8/23/99                           21,834,817
             Potomac Electric Power Co.
     6,000   5.00%, 7/9/99                             5,993,333
             Preferred Receivables Funding
                Corp.
     4,506   5.04%, 7/19/99                            4,494,645
    50,000   5.05%, 8/5/99                            49,754,514
    18,000   5.16%, 8/23/99                           17,863,260
             Quincy Capital Corp.
     8,000   5.07%, 8/17/99                            7,947,047
             Receivables Capital Corp.
    32,000   5.07%, 8/3/99                            31,851,280
             SAFECO Corp.
    24,000   4.88%, 7/19/99                           23,941,440
    34,000   5.10%, 8/12/99                           33,797,700
    13,000   5.09%, 8/13/99                           12,920,964
    21,000   5.10%, 8/27/99                           20,830,425
             Salomon Smith Barney Holdings,
                Inc.
    86,900   5.05%, 8/4/99                            86,485,535
             Skandinaviska Enskilda Banken
    32,000   5.02%, 7/21/99                           31,910,756
             Thunder Bay Funding, Inc.
    14,454   5.06%, 7/19/99                           14,417,431
    52,681   5.00%, 7/23/99                           52,520,030
             Variable Funding Capital Corp.
$   10,000   5.05%, 7/19/99                       $    9,974,750
             Windmill Funding Corp.
    39,000   4.90%, 7/23/99                           38,883,217
    35,000   5.17%, 7/26/99                           34,874,340
    25,000   5.18%, 8/5/99                            24,874,097
    12,000   5.18%, 8/23/99                           11,908,487
             Wood Street Funding Corp.
    12,307   5.04%, 7/16/99                           12,281,155
                                                  --------------
                                                   3,153,815,774
------------------------------------------------------------
Other Corporate Obligations--19.3%
             Abbey National Treasury Services
                PLC
    50,000   5.29%, 5/22/00                           49,974,238
             Associates Corporation North
                America
   200,000   5.0965%, 7/29/99                        199,860,765
             Bishops Gale Residental
                Mortgage(b)
    41,000   5.14375%, 7/1/99                         41,000,000
             General Electric Capital Corp.(b)
    59,000   4.95%, 8/12/99                           59,000,000
             Goldman, Sachs Group, L.P.(b)
   370,700   5.09484%, 7/19/99                       370,700,000
             John Hancock Capital Corp.
    35,000   5.08%, 7/13/99                           35,000,000
             Restructured Asset Certificates(b)
   122,000   4.93375%, 7/2/99                        122,000,000
   117,000   5.0525%, 7/12/99                        117,000,000
             Security Life Of Denver Corp.(b)
    14,000   5.07%, 7/12/99                           14,000,000
             Strategic Money Market Trust(b)
    69,000   5.20375%, 9/15/99                        69,000,000
   179,000   5.255%, 9/16/99                         179,000,000
                                                  --------------
                                                   1,256,535,003

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of
June 30, 1999 (Unaudited)                     PRUDENTIAL MONEYMART ASSETS, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
U. S. Treasury Obligations - Non-discount--3.1%
             Federal Home Loan Bank
$   44,000   4.90%, 2/11/00                       $   43,973,853
    56,000   4.95%, 2/17/00                           55,981,039
    75,000   5.035%, 2/25/00                          74,961,695
             Federal National Mortgage
                Association
    25,000   4.99%, 2/22/00                           24,997,575
                                                  --------------
                                                     199,914,162
Total Investments--102.7%
             (amortized cost $6,626,801,996(a))    6,626,801,996
             Liabilities in excess of
                other assets--(2.7%)                (176,572,466)
                                                  --------------
             Net Assets--100%                     $6,450,229,530
                                                  --------------
                                                  --------------

---------------
(a) Federal income tax basis for portfolio securities is the same as for financial reporting purposes.
(b) The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 1999 was as follows:

Commercial Banks.....................................   45.8%
Asset Backed Securities..............................   13.7
Motor Vehicle........................................   11.0
Security Brokers & Dealers...........................    7.7
Short-Term Business Credit...........................    5.8
Personal Credit Institutions.........................    4.7
Fire & Marine Casualty Insurance.....................    3.6
Federal Credit.......................................    3.2
U.S. Treasury........................................    1.9
Refuse System........................................    1.8
Bank Holding Companies-Domestic......................     .9
Life Insurance.......................................     .8
Mortgage Banks.......................................     .8
Regulating Controls..................................     .7
Electric Industry....................................     .2
Pipelines............................................     .1
                                                       -----
                                                       102.7
Liabilities in excess of other assets................   (2.7)
                                                       -----
                                                       100.0%
                                                       -----
                                                       -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Statement of Assets and Liabilities
(Unaudited)                                 PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------

Assets                                                                                                            June 30, 1999
                                                                                                                  --------------
Investments, at amortized cost which approximates market value..............................................      $6,626,801,996
Receivable for Fund shares sold.............................................................................         172,466,800
Interest receivable.........................................................................................          34,540,848
Deferred expenses and other assets..........................................................................              93,101
                                                                                                                  --------------
   Total assets.............................................................................................       6,833,902,745
                                                                                                                  --------------
Liabilities
Bank overdraft..............................................................................................              84,133
Payable for Fund shares reacquired..........................................................................         190,797,199
Payable for investments purchased...........................................................................         180,000,000
Dividends payable...........................................................................................           5,926,312
Accrued expenses............................................................................................           4,871,029
Management fee payable......................................................................................           1,644,290
Distribution fee payable....................................................................................             350,252
                                                                                                                  --------------
   Total liabilities........................................................................................         383,673,215
                                                                                                                  --------------
Net Assets..................................................................................................      $6,450,229,530
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common Stock, at par ($.001 par value; 15 billion shares authorized for issuance)........................      $    6,450,230
   Paid-in capital in excess of par.........................................................................       6,443,779,300
                                                                                                                  --------------
Net assets, June 30, 1999...................................................................................      $6,450,229,530
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value, offering price and redemption price per share
      ($6,240,440,328 / 6,240,440,328 shares of common stock issued and outstanding)........................               $1.00
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($209,789,202 / 209,789,202 shares of common stock issued and outstanding)............................               $1.00
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL MONEYMART ASSETS, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
Net Investment Income                            June 30, 1999
Income
   Interest...................................   $165,022,570
                                                 -------------
Expenses
   Management fee.............................      9,814,739
   Distribution fee--Class A..................      3,933,758
   Transfer agent's fees and expenses.........      7,190,000
   Reports to shareholders....................        560,000
   Registration...............................        186,000
   Custodian's fees and expenses..............         99,000
   Director's fees and expenses...............         21,000
   Audit fees and expenses....................         18,000
   Legal fees and expenses....................         15,000
   Miscellaneous..............................         73,465
                                                 -------------
      Total expenses..........................     21,910,962
                                                 -------------
Net investment income.........................    143,111,608
                                                 -------------
Net Realized Gain on Investments
Net realized gain on investment
   transactions...............................         26,623
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................   $143,138,231
                                                 -------------
                                                 -------------


PRUDENTIAL MONEYMART ASSETS, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                Six Months
                                  Ended             Year Ended
Increase (Decrease)              June 30,          December 31,
in Net Assets                      1999                1998
Operations
   Net investment income...  $    143,111,608    $    346,805,006
   Net realized gain on
      investment
      transactions.........            26,623              24,512
                             ----------------    ----------------
   Net increase in net
      assets resulting from
      operations...........       143,138,231         346,829,518
                             ----------------    ----------------
Dividends and distributions
   to shareholders (Note 1)
      Class A..............      (138,260,310)       (336,977,571)
      Class Z..............        (4,877,921)         (9,851,947)
                             ----------------    ----------------
                                 (143,138,231)       (346,829,518)
                             ----------------    ----------------
Fund share transactions
   (Note 4)
   (At $1.00 per share)
   Proceeds from shares
      sold.................    16,549,680,329      30,787,213,555
   Net asset value of
      shares issued to
      shareholders in
      reinvestment of
      dividends and
      distributions........       131,817,290         329,144,169
   Cost of shares
      reacquired...........   (16,595,591,449)    (31,773,032,919)
                             ----------------    ----------------
   Net increase (decrease)
      in net assets from
      Fund share
      transactions.........        85,906,170        (656,675,195)
                             ----------------    ----------------
Total increase
   (decrease)..............        85,906,170        (656,675,195)
Net Assets
Beginning of period........     6,364,323,360       7,020,998,555
                             ----------------    ----------------
End of period..............  $  6,450,229,530    $  6,364,323,360
                             ----------------    ----------------
                             ----------------    ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Notes to Financial Statements (Unaudited)      PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------
Prudential MoneyMart Assets, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less whose ratings are within the two highest rating categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant generally accepted accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income of the Fund consists of interest accrued and discount earned less estimated expenses applicable to the dividend period. Net investment income (other than distribution fees), and realized gains or losses, if any, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.
The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.
Dividends and Distributions: All of the Fund's net investment income and net realized gains or losses, if any, are declared as dividends daily to the shareholders of record at the time of such declaration. Payment of dividends is made monthly.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and
 .30 of 1% of the Fund's average daily net assets in excess of $50 million.
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A and Z shares of the Fund. The Fund reimburses the distributors for distributing and servicing the Fund's Class A shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of the Class A shares. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements (Unaudited)      PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended June 30, 1999, the Fund incurred fees of approximately $6,848,800 for the services of PMFS. As of June 30, 1999, approximately $1,151,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Capital
The Fund offers Class A and Class Z shares. Class Z shares are not subject to any distribution and/or service fees and are offered exclusively for sale to a limited group of investors.
The Fund has authorized 15 billion shares of common stock, $.001 par value per share, divided into 13 billion authorized Class A shares and 2 billion authorized Class Z shares. Of the 6,450,229,530 shares of common stock issued and outstanding at June 30, 1999, PIFM owned 274 shares of Class Z.
Transactions in shares of common stock (at $1 per share) were as follows:

                                Six months
                                  ended             Year ended
                                 June 30,          December 31,
                                   1999                1998
                             ----------------    ----------------
Class A
---------------------------
Shares sold................    16,153,401,170      30,236,936,348
Shares issued in
  reinvestment of dividends
  and distributions........       127,247,700         319,520,177
Shares reacquired..........   (16,192,252,223)    (31,268,059,561)
                             ----------------    ----------------
Net increase (decrease) in
  shares outstanding.......        88,396,647        (711,603,036)
                             ----------------    ----------------
                             ----------------    ----------------
Class Z
---------------------------
Shares sold................       396,279,159         550,277,207
Shares issued in
  reinvestment of dividends
  and distributions........         4,569,590           9,623,992
Shares reacquired..........      (403,339,226)       (504,973,358)
                             ----------------    ----------------
Net increase (decrease) in
  shares outstanding.......        (2,490,477)         54,927,841
                             ----------------    ----------------
                             ----------------    ----------------

--------------------------------------------------------------------------------
                                       10

Financial Highlights (Unaudited)               PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------

                                                                        Class A
                                 -------------------------------------------------------------------------------------
                                 Six months
                                   Ended                               Year Ended December 31,
                                  June 30,      ----------------------------------------------------------------------
                                    1999           1998           1997           1996           1995           1994
                                 ----------     ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of
   period.....................   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
Net investment income and net
  realized gains..............         .022           .050           .050           .048           .054           .037
Dividends and distributions to
  shareholders................        (.022)         (.050)         (.050)         (.048)         (.054)         (.037)
                                 ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of
   period.....................   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                 ----------     ----------     ----------     ----------     ----------     ----------
                                 ----------     ----------     ----------     ----------     ----------     ----------
TOTAL RETURN(a)...............         2.12%          5.06%          5.09%          4.97%          5.51%          3.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000)......................   $6,240,440     $6,152,044     $6,863,647     $7,315,223     $7,221,658     $6,544,880
Average net assets (000)......   $6,346,174     $6,810,377     $7,121,692     $7,326,023     $6,914,520     $7,071,381
Ratios to average net assets:
   Expenses, including
      distribution fee........          .68%(c)        .69%           .70%           .71%           .69%           .71%
   Expenses, excluding
      distribution fee........          .55%(c)        .57%           .58%           .59%           .56%           .58%
   Net investment income......         4.39%(c)       4.95%          4.97%          4.83%          5.38%          3.65%
                                                       Class Z
                                -----------------------------------------------------
                                                                           March 1,
                                Six months          Year Ended             1996(b)
                                  Ended            December 31,            Through
                                 June 30,      ---------------------     December 31,
                                   1999          1998         1997           1996
                                ----------     --------     --------     ------------
                                 <
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of
   period.....................   $  1.000      $  1.000     $  1.000       $  1.000
Net investment income and net
  realized gains..............       .022          .051         .051           .040
Dividends and distributions to
  shareholders................      (.022)        (.051)       (.051)         (.040)
                                ----------     --------     --------     ------------
Net asset value, end of
   period.....................   $  1.000      $  1.000     $  1.000       $  1.000
                                ----------     --------     --------     ------------
                                ----------     --------     --------     ------------
TOTAL RETURN(a)...............       2.19%         5.19%        5.22%          4.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000)......................   $209,789      $212,280     $157,352       $149,212
Average net assets (000)......   $217,878      $194,669     $159,508       $121,135
Ratios to average net assets:
   Expenses, including
      distribution fee........        .55%(c)       .57%         .58%           .59%(c)
   Expenses, excluding
      distribution fee........        .55%(c)       .57%         .58%           .59%(c)
   Net investment income......       4.51%(c)      5.07%        5.10%          4.86%(c)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Getting The Most From Your Prudential Mutual Fund
How many times have you read these letters--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

 BULK RATE
U.S. POSTAGE
   PAID
Permit 6807
New York, NY

74435H102  MF108E2